                                                                    Exhibit 3.28

                             STATE OF NEW HAMPSHIRE

Fee for Form SRA:                   $50.00                         Form No. LP-1
Filing Fee:                         $35.00                           RSA 304-B:8
                                    ------
Total fees                          $85.00
Use black print or type.

                                 CERTIFICATE OF
                                 --------------
                        NEW HAMPSHIRE LIMITED PARTNERSHIP
                        ---------------------------------

LIMITED PARTNERSHIP NAME _______________________________________________________
(must contain the words "limited partnership" without abbreviation)

OFFICE ADDRESS _________________________________________________________________
(where required records are to be kept)

AGENT C T Corporation System
      --------------------------------------------------------------------------

AGENT ADDRESS 9 Capitol Street, Concord, New Hampshire  03301
              ------------------------------------------------------------------

The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (Uniform Securities Act)

GENERAL PARTNER(S):

NAME(S):                                    BUSINESS ADDRESS(ES);

__________________________________  ______________________________________

SIGNED:__________________________   ______________________________________

__________________________________  ______________________________________

SIGNED:__________________________   ______________________________________

__________________________________  ______________________________________

SIGNED:__________________________   ______________________________________

__________________________________  ______________________________________

SIGNED:__________________________   ______________________________________

(all general partners must sign, under penalties of perjury)

LATEST DATE LIMITED PARTNERSHIP TO BE DISSOLVED: _______________________

OTHER MATTERS (Attach additional sheets as necessary):

Dated ______________________, _____

Mail TOTAL FEES OF $85.00, DUPLICATE ORIGINALS OF THIS FORM (ORIGINAL SIGNATURES ON BOTH) AND ONE FORM SRA to: Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989